Exhibit 10.2.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ AGREEMENT

This Amendment (the “Amendment”) to the Amended and Restated Investors’ Agreement dated as of October 6, 2000 is made as of December 31, 2001 among DeCrane Holdings Co. (“the “Company”) and DeCrane Aircraft Holdings, Inc. (“Opco” as, together with the Company, the “Companies”), the DLJ Entities (as defined therein), the DLJIP Entities (as defined therein), the Putnam Entities (as defined therein), and certain other Stockholders named therein.

W I T N E S S E T H :

WHEREAS, the Companies, the DLJ Entities, the DLJIP Entities and the Putnam Entities are parties to the Amended and Restated Investors’ Agreement dated as of October 6, 2000 (the “Investors’ Agreement”);

WHEREAS, the parties hereto desire to amend the Investors’ Agreement to allow the free transfer by the DLJIP Entities of the Senior Preferred Stock (as defined in the Investors’ Agreement);

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

Section 1.  Definitions; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Investors’ Agreement shall have the meaning assigned to such term in the Investors’ Agreement.  Each reference to “hereof”, “hereunder”, “herein”, and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Investors’ Agreement shall from and after the date hereof refer to the Investors’ Agreement as amended hereby.

Section 2.  Amendment to Restrictions on Transfer.  Section 3.05(b) of the Investors’ Agreement is amended by the addition of the words “and Senior Preferred Stock” after the words “Company Securities” and before the word “freely”.

Section 3.  Amendment to Restrictions on Transfer.  Section 3.05(c) of the Investors’ Agreement is amended by the addition of the words “and Senior Preferred Stock” after the words “Company Securities” and before the word “freely”.

Section 4.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

Section 5.  Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Amendment shall become effective when this Amendment or a counterpart hereto shall have been executed by the Company (with the approval of the board of directors of the Company) and Stockholders holding at least 75% of the outstanding Shares, calculated on a Fully Diluted basis.

Section 6.  Effect of Amendment.  Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment of any term or condition of the Investors’ Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

DECRANE HOLDINGS CO.

By:	/s/ RICHARD J. KAPLAN
	Name:	Richard J. Kaplan
	Title:	Assistant Secretary

DECRANE AIRCRAFT HOLDINGS, INC.

By:	/s/ RICHARD J. KAPLAN
	Name:	Richard J. Kaplan
	Title:	Senior Vice President

DLJ MERCHANT BANKING PARTNERS II, L.P.

By:	DLJ MERCHANT BANKING II, INC.
Managing General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ MERCHANT BANKING PARTNERS II-A, L.P.

By:	DLJ MERCHANT BANKING II, INC.
Managing General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ OFFSHORE PARTNERS II, C.V.

By:	DLJ MERCHANT BANKING II, INC.
Advisory General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ DIVERSIFIED PARTNERS, L.P.

By:	DLJ DIVERSIFIED PARTNERS, L.P.
Managing General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ DIVERSIFIED PARTNERS-A, L.P.

By:	DLJ DIVERSIFIED PARTNERS, L.P.
Managing General Partner

By:	/s/ MICHAEL ISIKOW
Name:Michael Isikow
Title:Attorney in Fact

DLJMB FUNDING II, INC.

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ EAB PARTNERS, L.P.

By:	DLJ LBO PLANS MANAGEMENT
CORPORATION, General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ MILLENNIUM PARTNERS, L.P.

By:	DLJ MERCHANT BANKING II, INC.,
Managing General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

UK INVESTMENT PLAN 1997 PARTNERS

By:	UK INVESTMENT PLAN 1997, INC.,
General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ FIRST ESC, L.P.

By:	DLJ LBO PLANS MANAGEMENT
CORPORATION,
as General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ ESC II, L.P.

By:	DLJ LBO PLANS MANAGEMENT
CORPORATION,
as General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ MILLENNIUM PARTNERS-A, L.P.

By:	DLJ MERCHANT BANKING II, INC.,
Managing General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ INVESTMENT PARTNERS II, L.P.

By:	DLJ INVESTMENT PARTNERS II, INC.,
Managing General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ INVESTMENT PARTNERS, L.P.

By:	DLJ INVESTMENT PARTNERS, INC.,
Managing General Partner

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

DLJ INVESTMENT FUNDING II, INC.

By:	/s/ MICHAEL ISIKOW
	Name:	Michael Isikow
	Title:	Attorney in Fact

PUTNAM HIGH YIELD TRUST
PUTNAM FUNDS TRUST – PUTNAM HIGH YIELD TRUST II
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM VARIABLE TRUST – PUTNAM VT HIGH YIELD FUND
PUTNAM STRATEGIC INCOME FUND
PUTNAM DIVERSIFIED INCOME TRUST

By:	PUTNAM INVESTMENT MANAGEMENT, INC.

By:	/s/ STEPHEN C. PEALHER
	Name:	Stephen C. Pealher
	Title:	Managing Director Chief Investment Officer